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                                                                    EXHIBIT 10.5

                                 March 25, 2004

Commemorative Brands, Inc.
7211 Circle S Rd.
Austin, Texas  78745

      Re: First Amended and Restated Letter Agreement (this "Agreement") for
          Fee Consignment and Purchase of Gold

Dear Ladies and Gentlemen:

      We are pleased to confirm that, subject to your acceptance of this facility, THE BANK OF NOVA SCOTIA ("Scotiabank") will be prepared to deliver on an uncommitted basis, from time to time, Gold (as such term is defined below) upon consignment (the "Consignment(s)") to Commemorative Brands, Inc. (the "Consignee") subject to availability and to the terms and conditions outlined herein.

Definitions. For the purposes of this Agreement:

(a) "American Achievement Credit Agreement" means the Credit and Guaranty Agreement dated as of March 25, 2004 among AAC Acquisition Corp., a Delaware corporation (to be merged into American Achievement Corporation), AAC Holding Corp., various affiliates of the Consignee, the lenders party thereto and Goldman Sachs Credit Partners L.P., as administrative agent for the lenders, as in effect on the date hereof.

(b) "Approved Inventory Location" shall mean any location set forth under the appropriate heading on Exhibit A, and each other location previously approved by Scotiabank from time to time.

(c) "Base Rate" shall mean the higher of (with any change in the Base Rate to be effective as of the date of change of either of the following rates):

            (i) the rate of interest then most recently established by Scotiabank in New York from time to time to be its base rate for Dollars loaned in the United States, as in effect from time to time, and

            (ii) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%) per annum.

      Scotiabank's base rate is a reference rate and does not necessarily represent the lowest or best rate charged to customers; Scotiabank may make commercial loans or other loans at rates of interest at, above or below Scotiabank's base rate.

(d) "Borrowing Base" shall mean at any date of determination the amount determined by Scotiabank based on the most recent Borrowing Base Certificate of the sum of (i) 90% of the Dollar Value of the aggregate troy ounces of Gold located at the Consignee's Plants, plus (ii) 70% of the Dollar Value of the aggregate troy ounces of Gold located at Approved Inventory Locations, plus (iii) 40% of the Dollar Value of the aggregate troy

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      ounces of Gold located with the Consignee's salesmen, college book stores or jewelry stores as samples (but such contribution to the Borrowing Base shall not exceed $1,000,000), plus (iv) 70% of the Dollar Value of the aggregate troy ounces of Gold located with refiners approved by Scotiabank, plus (v) subject to the last sentence of Section 23, 90% of the Dollar Value of the aggregate troy ounces of Gold located in the Consignee's pooled account with Stern Leach, provided that the Borrowing Base shall not include the Dollar Value of Processed Gold returned to the Consignee by the purchaser thereof for any reason (including pursuant to customer warranty repairs).

(e) "Borrowing Base Certificate" shall mean a certificate executed by an authorized officer of the Consignee substantially in the form of Exhibit D.

(f) "Business Day" shall mean any day, other than a Saturday, a Sunday or a day that banks are authorized or entitled to be closed for business in New York, New York, or in the case of any location to which Gold is to be delivered or received, a day that transactions cannot be carried out at such location.

(g) "Change of Control" has the meaning assigned to such term in the American Achievement Credit Agreement.

(h) "Consignment Documents" shall mean, collectively, this Agreement, the Guaranty and other related documents.

(i) "Consignment Request" shall mean a request delivered by an authorized officer of the Consignee to Scotiabank in the form of Exhibit B.

(j) "Dollar Value" with respect to Gold shall mean, on the day of determination, the value in dollars of one troy ounce of Gold, determined by the daily London Afternoon Fixing Price with respect to Gold on such day times the number of ounces of Gold in respect of which the Dollar Value is being determined. In the event that there is no London Afternoon Fixing Price for Gold on a particular day, the last established London Afternoon Fixing Price for Gold shall apply.

(k)   "Dollars" and "$" shall mean lawful currency of the United States.

(l)   "Event of Default" is defined in paragraph 17.

(m) "Federal Funds Rate" shall mean for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Scotiabank from three Federal funds brokers of recognized standing selected by Scotiabank.

(n) "Gold" shall mean, with respect to any gold consigned by Scotiabank or required to be re-delivered to Scotiabank pursuant to the terms hereof, gold in London Good Delivery

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      bar form, loco London, England, and of a minimum fineness of .9995, unless otherwise mutually agreed to by Scotiabank and Consignee in advance of delivery to the Consignee. Gold shall exclude customer gold contained in rings returned to the Consignee for repair, replacement or resizing.

(o) "Gold Rate" shall mean, with respect to any Consignment term, the average London Inter Bank Offered Rate as shown on Reuters LIBO screen as at 10:00 a.m. London, England time three (3) Business Days prior to the first day of the Consignment term, less the mean rate shown on such date on the Reuters GOFO page as at 10:00 a.m. London, England time.

(p) "Governmental Authority" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

(q)   "Guaranty" is defined in paragraph 12.

(r)   "Guarantors" is defined in paragraph 12.

(s)   "including" shall mean "including without limitation".

(t) "Intercreditor Agreement" shall mean the Intercreditor Agreement dated as of March 25, 2004 between Scotiabank and Goldman Sachs Credit Partners, L.P., as agent under the American Achievement Credit Agreement, confirming the priority of the security interest of Scotiabank in the consigned Gold, in all respects in form and substance satisfactory to Scotiabank, as in effect on the date hereof and as the same may be amended or modified from time to time.

(u) "Lien" shall mean any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

(v) "Material Adverse Effect" means a material adverse effect on the business, operations, assets, revenues, properties or prospects of the Parent, the Parent and its subsidiaries (taken as a whole), the Consignee, or the Consignee and its subsidiaries (taken as a whole).

(w)   "Maximum Dollar Amount" is defined in paragraph 1.

(x) "Obligations" shall mean all obligations (monetary or otherwise) now or hereafter arising of the Consignee or the Guarantors arising under or in respect of this Agreement or other Consignment Document, including the obligations of the Consignee to return or purchase Gold pursuant to the terms hereof, but excluding the obligations of the Consignee and the Guarantors under or in respect of the American Achievement Credit Agreement.

(y) "Organic Document" shall mean, relative to the Consignee or any Guarantor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

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(z)   "Parent" means American Achievement Corp. and any successor thereto.

(aa) "Plant" shall mean, as the context may require, any of the Consignee's facilities set forth under the appropriate heading on Exhibit A.

(bb) "Processed Gold" shall mean an undivided interest in each product of any goods and inventory containing Gold located at a Plant or an Approved Inventory Location or for which Gold located at a Plant or an Approved Inventory Location comprises a part thereof, which undivided interest shall be, with respect to any such product, equal to the ratio that the Dollar Value of such Gold contained in such product or comprising a part thereof bears to the cost of such product. Terms defined in the U.C.C. and used in this definition have the meanings set forth in the U.C.C.

(cc) "U.C.C." shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

(dd) "Value Date" shall mean the date two Business Days after the rate is set for the purchase of Gold hereunder.

1. Availability. Gold delivered and held on consignment hereunder from time to time by the Consignee shall not at any time have a Dollar Value which is in excess of the least of (i) the Dollar Value of 27,000 troy ounces of Gold, (ii) $14,175,000 and (iii) the Borrowing Base (the least of (i), (ii) and (iii) being the "Maximum Dollar Amount").

2. Restoration of Maximum Dollar Amount. If at any time the Dollar Value of the Gold held on consignment hereunder by the Consignee should exceed the Maximum Dollar Amount (as such amount may have been reduced pursuant to the terms of this Agreement), then Scotiabank may at its option, by telex or facsimile notice to the Consignee, require that by the end of the Business Day immediately following the day upon which such telex or facsimile notice is given, the Consignee to either:

      (a) re-deliver to Scotiabank a portion of the Gold held on consignment hereunder sufficient to reduce the Dollar Value of the Gold continued to be held on consignment hereunder to an amount no greater than the Maximum Dollar Amount; or

      (b) purchase from Scotiabank, at a purchase price agreed to between the parties by the end of such Business Day, a quantity of the Gold held on consignment hereunder sufficient to reduce the Dollar Value of the Gold held on consignment hereunder to an amount no greater than the Maximum Dollar Amount.

With respect to clause (b) above, if the parties are unable to agree to the purchase of Gold at a mutually agreeable purchase price, then the Maximum Dollar Amount shall be restored pursuant to the provisions of clause (a) above.

3. No Obligation to Deliver or Renew a Consignment. Execution of this Agreement shall not obligate Scotiabank to deliver gold or to renew a Consignment term pursuant to any request which it may receive from the Consignee; nor does it obligate the Consignee to request the

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delivery of gold. The Consignee shall have no automatic right to obtain the delivery of gold hereunder or to renew a Consignment term despite making the appropriate request and notwithstanding the occurrence or non-occurrence of an Event of Default hereunder. Scotiabank shall have complete discretion to refuse any delivery or renewal request at any time until actual delivery or actual renewal of a Consignment without giving any reason for any such refusal, and Scotiabank shall incur no liability in respect of any such refusal. If Scotiabank elects not to renew a Consignment term, the Consignee shall, within ten (10) days after demand from Scotiabank, if it has not already done so, (a) re-deliver to Scotiabank all Gold which is held for Scotiabank by the Consignee under the relevant Consignment by physically delivering the Gold to Scotiabank or (b) purchase such Gold in accordance with Section 10 or 11.

4. Orders. Requests for delivery of Gold will be made by an authorized representative of the Consignee to an authorized officer of Scotiabank by telephone, telex, electronic mail ("delivery" or "read" receipt requested) or facsimile transmission. Each request will indicate the quantity and quality of the Gold to be delivered, the date on which the delivery is requested to be made and the required term of the Consignment, which term may be for up to six (6) months or any other term which is acceptable to Scotiabank. All telephone requests shall be confirmed in writing to Scotiabank within five (5) days of such request.

5. Deliveries by Scotiabank.

      (a) Scotiabank will arrange for the delivery of the Gold to a Plant or an Approved Inventory Location and on the date agreed upon for delivery. Scotiabank will assume all risk of loss or damage to the Gold until it has been delivered to a Plant or, if applicable, an Approved Inventory Location at which time such risk shall pass to the Consignee. Such delivery shall be accompanied by a delivery statement provided by Scotiabank setting out the quantity and quality of Gold delivered.

      (b) If on receipt of the Gold it is determined by the Consignee that the Gold delivered by Scotiabank to the Consignee is of a different quantity and/or quality than is set out in the delivery statement, the Consignee shall forthwith give notice of such discrepancy to Scotiabank. In that event, Scotiabank shall be entitled to conduct such tests and make such examination of the Gold as it considers necessary or desirable. If such tests or examinations determine that the Gold delivered by Scotiabank to the Consignee is of a different quantity and/or quality than was set out in the said delivery statement, then Scotiabank or the Consignee, as the case may be, shall make the appropriate adjustments.

      (c) Unless Scotiabank receives from the Consignee the above described notice of discrepancy within three (3) Business Days of receipt of the Gold, then the Gold delivered will be deemed to be as set out in the delivery statement that accompanied the delivery.

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6. Fees.

      (a) The Consignee will pay to Scotiabank a consignment fee on the daily Dollar Value of the Gold making up the applicable Consignment at a per annum rate equal to the product of (i) the sum of (x) the Gold Rate on the Dollar Value of each troy ounce of Gold held on consignment hereunder as in effect three (3) Business Days prior to the first day of the applicable Consignment then in effect for such Gold plus (y) 3.75% multiplied by (ii) the number of troy ounces of Gold consigned for each such Consignment, which rate shall remain in effect for the term of the applicable Consignment. In the event that a Consignment is made with no fixed Consignment term applicable thereto, then the rate applicable to such Consignment shall be as agreed upon by the parties and subject to change upon three (3) Business Days' notice by Scotiabank to the Consignee, and the Consignee agrees that such rate shall not be subject to approval by the Consignee. In the event that the Consignee and Scotiabank should fail at any time to agree upon the rate to apply to a Consignment or the renewal of a Consignment term, then the Consignee shall immediately deliver the subject Gold for which there is no agreement to Scotiabank, as provided for in paragraph 16.

      (b) The Consignee agrees to pay to Scotiabank on the date hereof an upfront fee equal to $25,000.

      (c) All rates in this Agreement shall be calculated on the basis of a 360 day year and for the actual number of days elapsed.

7. Title.

      (a) Title to the Gold delivered by Scotiabank and held by the Consignee on consignment for Scotiabank will remain with Scotiabank and will not pass to the Consignee until such time as the Gold is purchased by the Consignee as provided for in paragraphs 7(b), 10, and 11. In the event that only a portion of a Consignment is purchased, then title as pertains to that portion only will transfer to the Consignee.

      (b) Title to the Gold purchased by the Consignee as provided for in paragraphs 10 and 11 will pass to the Consignee upon receipt by Scotiabank of all Dollars due to it from the Consignee in payment for the Gold purchased.

8. Commingling. The Consignee and Scotiabank agree that the Consignee shall be permitted, in the ordinary course of its business as being conducted on the date of this Agreement, to commingle the Gold held on consignment for Scotiabank with any other Gold or Gold (in each case located at the Plants or Approved Inventory Locations) containing alloys being held by the Consignee on consignment, safekeeping, or trust, or with Gold or Gold containing alloys owned by the Consignee. The Consignee shall also be permitted to accept returns from its customers containing Gold for repair, replacement, restyling etc. without being in violation of this Agreement.

9. Safekeeping. Until such time as the Gold being returned to Scotiabank has been received by Scotiabank, or purchased by the Consignee, as hereinafter provided, the Consignee will afford

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the Gold no less safekeeping protection than it affords Gold held for its own account. The Consignee will arrange insurance coverage, acceptable to Scotiabank and naming Goldman Sachs Credit Partners L.P., as agent, as loss payee and additional insured, on the Gold held on consignment for Scotiabank by the Consignee in such amounts and covering such risks as is usually carried by companies engaged in a similar business and the Consignee shall, upon request, deliver to Scotiabank a copy of all policies for such insurance. If Scotiabank delivers written notice to the Consignee setting forth Scotiabank's reasonable belief that an Approved Inventory Location offers inadequate safekeeping protection for the Gold, the Consignee shall transfer all Gold contained at such Approved Inventory Location to a Plant or another Approved Inventory Location within 10 days following receipt of such notice.

10. Purchase Request. If the Consignee wishes to purchase part or all of the Gold held hereunder on consignment for Scotiabank, an authorized representative of the Consignee will make a request to an authorized officer of Scotiabank by telephone, telex, electronic mail ("delivery" or "read" receipt requested) or facsimile transmission stating the quantity and quality of Gold to be purchased and the proposed Value Date of the purchase. All telephone requests shall be confirmed in writing to Scotiabank within five (5) days of such request.

11. Purchase. Scotiabank shall at least two (2) Business Days prior to the proposed Value Date for a purchase or such lesser period as Scotiabank may accommodate (in its sole discretion), by its authorized officer, provide an authorized representative of the Consignee with a quotation of the price (based on the current market price for such Gold), as of the Value Date, of the Gold to be purchased. If such price is agreed to by the authorized representative of the Consignee, such Gold will thereupon be conclusively deemed to have been contracted for purchase, with payment of the purchase price by the Consignee to be on the relevant Value Date.

12. Security.

      (a) As continuing collateral security for the present and future Obligations of the Consignee to Scotiabank hereunder and under the other Consignment Documents, the Parent, AAC Holding Corp., AAC Acquisition Corp. Educational Communications, Inc., Taylor Senior Holding Corp., TP Holding Corp., Taylor Publishing Company, Taylor Publishing Manufacturing, LP., Taylor Manufacturing Holdings, LLC and CBI North America, Inc. (the "Guarantors") shall deliver in favor of Scotiabank (together with registrations, filings and other supporting documentation deemed necessary by Scotiabank to perfect same), in the form attached hereto as Exhibit C, its guaranty (the "Guaranty") of the present and future Obligations of the Consignee to Scotiabank.

      (b) The intent of the parties hereto is to create a true consignment from Scotiabank to the Consignee and not a consignment for security; provided, however, that in order to protect the rights of Scotiabank in the event that either this Agreement and under the other Consignment Documents and the transactions contemplated hereby and thereby are construed at any time with respect to any Gold as other than a true consignment from Scotiabank to the Consignee (including as a result of a Gold Sale), then as security for its Obligations the Consignee hereby grants Scotiabank a Lien on and security interest in and to the Collateral (whether now

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            or hereafter existing). "Collateral" means all of the Consignee's right, title and interest in and to (i) all Gold of any quality or fineness (including the Gold consigned and purchased under this Agreement), wherever located from time to time, including at the Plants or the Approved Inventory Locations or in transit or with the Consignee's salesmen, college book stores or jewelry stores as samples, (ii) all Processed Gold, wherever located from time to time, including at the Plants or the Approved Inventory Locations or in transit or with the Consignee's salesmen, college book stores or jewelry stores as samples, (iii) an undivided interest in all proceeds of such Gold, including an undivided interest in the accounts owing by any account debtor, and related general intangibles (if any) arising from the sale of Gold (including the Gold and the Processed Gold) in each case which undivided interest shall be, with respect to any such proceeds (including insurance proceeds), accounts or general intangibles, equal to the ratio that the Dollar Value of such Gold contained in the goods delivered to such account debtor or comprising a part thereof bears to the total cost of such goods and (iv) all Metals Collateral (as defined in the Intercreditor Agreement). Terms used in the definition of Collateral for which meanings are provided in the U.C.C. are used in the definition of Collateral with such meanings. "Gold Sale" means any sale of Gold by Scotiabank to the Consignee, which sale shall occur at any time the Consignee takes title to any Gold, whether pursuant to paragraph 10 or 11 or at such earlier or other date as provided by law or court order or decree. To the extent this Agreement and any other Consignment Document and the transactions contemplated hereby and thereby are not construed as a true consignment from Scotiabank to the Consignee, or upon the occurrence of any Gold Sale, the security interest granted pursuant to this paragraph secures the complete and punctual payment of all Obligations of the Consignee, whether now or hereafter existing. To the extent any Gold of any quality or fineness located at a Plant or any Approved Inventory Location becomes part of a product, Scotiabank shall only have and shall continue to have rights or interests in and to such product to the extent of an undivided interest in such product that is equal to the ratio that the cost of such Gold contained in such product or comprising a part thereof bears to the cost of such product. In addition, Gold of any quality or fineness (including the Gold) located at a Plant or any Approved Inventory Location that becomes part of a product shall continue to be considered as being consigned to the Consignee hereunder to the same extent as if such Gold did not become part of a product and shall be subject to all the terms hereof and any other Consignment Document (including the continuation of title to such Gold in Scotiabank). Notwithstanding the express intent of the parties hereto that this Agreement and any other Consignment Document and the transactions contemplated hereby be a true consignment from Scotiabank to the Consignee, the Consignee shall file precautionary Uniform Commercial Code financing statements to protect the rights of Scotiabank in and to the Collateral. In furtherance of the intent of the parties hereto that this Agreement and the transactions contemplated hereunder and thereunder are a true consignment from Scotiabank to the Consignee, and not a consignment for security, Scotiabank agrees that for so long as no Event of Default has occurred and is continuing, it

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            will not initiate any action, suit or proceeding claiming that this
            Agreement or any of the transactions contemplated hereunder are other than a true consignment from Scotiabank to the Consignee.

      (c) The Consignee agrees that, from time to time at its own expense, the Consignee will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Scotiabank may request, in order to perfect, preserve and protect any of its interest in the Gold.

      (d) The Consignee hereby authorizes Scotiabank to file any financing statement without its signature, to the extent permitted by applicable law, and/or to file a copy of this Agreement as a financing statement in any jurisdiction.

13. Invoices.

      (a) Scotiabank will furnish the Consignee, as at the last day of each month and as at the last day of a Consignment term, a statement of the quantity and quality of Gold held on consignment for Scotiabank and a calculation of the consignment fee in accordance with paragraph 6 payable by the Consignee, together with an invoice for such charges.

      (b) In the case of purchases of Gold in accordance with paragraphs 10 and 11, Scotiabank will furnish the Consignee promptly after each purchase is agreed to with a statement setting forth the quantity and quality of the Gold sold, and a calculation of the purchase price payable by the Consignee, together with an invoice for such purchase price.

      (c) Failure by Scotiabank to issue a statement and/or an invoice or failure to issue such statement and/or invoice in a timely manner, does not negate the Consignee's Obligations.

      (d) If there is a discrepancy between the statement provided by Scotiabank and the agreed to terms of the purchase by the Consignee, as the Consignee understands them to be, the Consignee shall forthwith notify Scotiabank of such discrepancy. If such notification is not received by Scotiabank within three (3) Business Days of receipt of the statement by the Consignee then such statement shall be deemed to be correct.

14. Payments. Payment of the aggregate consignment fee will be made by the Consignee (a) on or before the later of (i) ten (10) Business Days following the last day of each month and (ii) five (5) Business Days after receipt by the Consignee of an invoice therefor and (b) on or before the later of (i) the last day of a Consignment term and (ii) five (5) Business Days after receipt by the Consignee of an invoice therefor. Payment of the purchase price of the Gold will be made on the Value Date. In either case, payment will be made in Dollars in same day funds by any method mutually agreed upon from time to time. If an amount payable hereunder is not paid when due, the Consignee will pay interest on the unpaid amount, based on a 360 day year, calculated and payable upon demand for the actual number of days elapsed and compounded monthly until paid in full, at the Base Rate plus 2% per annum.

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15. Reports, etc.

      (a) Within ten (10) days after the end of each month, the Consignee will send a report in writing to Scotiabank setting out the quantity and quality of the Gold held on consignment for Scotiabank as of the end of such month and the location (whether at a Plant, an Approved Inventory Location or otherwise) of all Gold (by ounces) consigned hereunder.

      (b) The Consignee will deliver a Borrowing Base Certificate (as of the last Business Day of the previous week) to Scotiabank on the date hereof and every two weeks thereafter on every other Monday (or if such date of delivery is not a Business Day, the next succeeding Business Day) during the term of this Agreement.

      (c) The Consignee will deliver to Scotiabank the Parent's quarterly financial statements within forty-five (45) days after the end of each the Parent's first three fiscal quarters and the Parent's annual audited financial statements within one hundred five (105) days after the end of each fiscal year of the Parent and any other information as Scotiabank may reasonably request from time to time.

      (d) The Consignee will deliver to Scotiabank prompt written notice of the occurrence of a Default or an Event of Default under and as defined in the American Achievement Credit Agreement.

16. Period of Agreement. Scotiabank or the Consignee may, for any reason, and upon not less than sixty (60) days' prior written notice to the other party (a "Termination Notice"), terminate this Agreement, with such termination effective, except as provided herein, as of the date specified in such Termination Notice (the "Termination Date"). Each Consignment with a term extending beyond the Termination Date shall terminate on the Termination Date. On the relevant date for termination, the Consignee shall, if it has not already done so, re-deliver to Scotiabank all Gold which is held for Scotiabank by the Consignee under the relevant terminated Consignments by either physically delivering the Gold to Scotiabank, or by purchasing the Gold from Scotiabank as provided for in paragraphs 10 and 11 and shall pay to Scotiabank all applicable amounts due and accruing to it hereunder. If an Event of Default should occur prior to the Termination Date or prior to any other applicable date of termination for a Consignment, Scotiabank's right to terminate this Agreement and make demand hereunder shall take effect immediately.

17. Events of Default. Upon the occurrence of any one of the following events of default (an "Event of Default"):

      (a) failure by the Consignee to deliver any amount of Gold or pay any purchase price, consignment fee, interest or other amount in respect of any Gold held on consignment hereunder or purchased from Scotiabank, within three (3) Business Days of the date on which it is due hereunder; provided that such grace period shall have no application if a Termination Notice has been given pursuant to
            Section 16 and the Consignee has failed to re-deliver Gold or pay amounts due and accruing as required by such Section

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      (b)   failure by the Consignee to restore the Maximum Dollar Amount as required by paragraph 2;

      (c) the Consignee or any Guarantor makes any representation or warranty hereunder which is incorrect in any material respect; or breaches any covenant hereunder or under any other Consignment Document or fails to perform or observe, in any material respect, any other term or provision contained in this Agreement or under any other Consignment Document and any such breach of covenant or failure to perform or observe shall remain unremedied for ten (10) days after written notice thereof has been given by Scotiabank to the Consignee in the manner provided for in paragraph 23;

      (d) any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other proceedings for the relief of debtors and/or creditors are instituted by or against the Consignee or any Guarantor, and, in the case of any such proceeding instituted against the Consignee or any Guarantor (but not instituted by such party), any such proceeding shall remain undismissed, or unstayed for a period of seventy-five (75) days or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

      (e) an order is made or an effective resolution passed for the winding-up or liquidation of the Consignee or any Guarantor; or a secured party takes possession of all or any material part of the undertaking, property or assets of the Consignee or any Guarantor; or the Consignee or any Guarantor has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all of its undertaking, property or assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within seventy-five (75) days thereafter;

      (f) subject to the provisions contained in Section 3 of the Intercreditor Agreement, the Consignee or any Guarantor admits its inability to pay its debts generally; or the Consignee or any Guarantor fails to pay any of its indebtedness in an aggregate amount of not less than $5,000,000 when due and such failure continues after any applicable grace period specified in an agreement or instrument relating to such indebtedness;

      (g) subject to the provisions contained in Section 3 of the Intercreditor Agreement, the Consignee or any Guarantor permits any default under any agreement or instrument relating to its indebtedness, or any other event, to occur and continue after any applicable grace period specified in such agreement or instrument and the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of indebtedness in an aggregate amount of not less than $5,000,000;

      (h) the Consignee or any Guarantor denies, to any extent, its respective obligations under the Guaranty or any other Consignment Document or claims the Guaranty or any other Consignment Document to be invalid or withdrawn in whole or in part; or the Guaranty is determined to be invalid in whole or in part by a court or other judicial entity, or is invalidated in whole or in part by any Act, regulation or governmental action; or the Consignee or any Guarantor breaches any of its covenants as contained in the Guaranty or any other Consignment Document and such breach is not remedied or waived within 10 days of such breach, or makes any representation or warranty as contained in the Guaranty or any other Consignment Document which is incorrect in any material respect;

      (i) a materially adverse change occurs in the financial condition of the Parent and its subsidiaries on a consolidated basis which gives reasonable grounds to conclude, in the sole opinion of Scotiabank, reasonably exercised, that the Consignee or the Guarantors will be unable to perform or observe, in the normal course, their respective obligations under this Agreement or the Guaranty;

      (j)   the occurrence of a Change of Control; or

      (k) subject to the provisions contained in Section 3 of the Intercreditor Agreement, any Event of Default under and as defined in the American Achievement Credit Agreement occurs and is continuing;

then Scotiabank may terminate this Agreement and, upon making a demand in writing upon the Consignee, will become entitled to have the Consignee deliver to Scotiabank forthwith all Gold held by the Consignee on consignment for Scotiabank hereunder and shall be entitled to receive payment forthwith from the Consignee of all amounts due and accruing to Scotiabank hereunder and under the other Consignment Documents. Delivery of such Gold shall be made by either physically delivering the Gold to Scotiabank or by paying to Scotiabank the spot value of the Gold then held by the Consignee, as determined by Scotiabank, as of the date and time of termination, and by so paying such amount, the Consignee shall be deemed to have purchased the Gold which it was required to re-deliver to Scotiabank. If the Consignee fails to immediately deliver to Scotiabank all such Gold held on consignment hereunder or fails to immediately pay to Scotiabank all other amounts due to it hereunder, Scotiabank may proceed to take such steps as it deems fit, including realizing upon any security it holds in that respect.

18. Agreement Effectiveness. The agreement of Scotiabank to make the initial consignment of Gold shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth below:

      (a) the delivery of resolutions of the Board of Directors of the Consignee and each Guarantor then in full force and effect authorizing the execution, delivery and performance of this Agreement and each other document to be executed by it hereunder;

      (b) the delivery of true and complete copies of the Organic Documents of the Consignee and each Guarantor;

      (c) the delivery of the incumbency and signatures of the officers of the Consignee and each Guarantor authorized to act with respect to this Agreement and each other document executed by it;

      (d) the delivery of copies of proper Uniform Commercial Code amendment and/or termination statements, if any, necessary to assign or terminate all Liens and other rights of any Person in any Collateral previously granted by the Consignee to Scotiabank;

      (e) the delivery of certified copies of Uniform Commercial Code search reports, or a similar search report certified by a party acceptable to Scotiabank, dated a date reasonably near to the date hereof, listing all effective financing statements which name the Consignee (under its trade names, present name and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (d) above, together with copies of such financing statements (none of which shall cover any Collateral);

      (f) the delivery of the opinion of Ropes & Gray LLP, counsel for the Consignee and the Guarantors, in form and substance acceptable to Scotiabank;

      (g) the delivery of insurance certificates in form and substance reasonably acceptable to Scotiabank and showing Goldman Sachs Credit Partners L.P. as loss payee and as an additional insured; and

      (h) the delivery of the Intercreditor Agreement and the satisfaction or waiver of the conditions set forth in Section 3.1 of the American Achievement Credit Agreement and the concurrent funding of the initial loans thereunder.

19. All Deliveries under Consignment. The delivery of any Gold agreed to be consigned by Scotiabank hereunder is subject to satisfaction of each of the conditions precedent set forth in this paragraph 19:

      (a) Compliance with Warranties, No Default, etc. Both before and after giving effect to the delivery of Gold requested to be held under consignment hereunder, the following statements shall be true and correct: (i) the representations and warranties set forth in this Agreement and each other Consignment Document shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); (ii) except as disclosed by the Consignee to Scotiabank on the date hereof, (A) no litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Consignee, threatened against any Guarantor, the Consignee or any of its subsidiaries which could have a Material Adverse Effect; and (B) no development shall have occurred in any litigation, arbitration or governmental investigation or proceeding disclosed by the Consignee to Scotiabank on the date hereof which could have a Material Adverse Effect;

      (b) there shall not be any pending or, to the knowledge of the Consignee, threatened, litigation, arbitration or governmental investigation or proceeding which purports to affect the legality, validity or enforceability of this Agreement or any other Consignment Document;

      (c) there is sufficient availability under paragraph 1 to make the requested consignment of Gold;

      (d) all documents executed or submitted pursuant hereto by or on behalf of the Consignee in connection with such consignment (or continuation, as the case may be) shall be satisfactory in form and substance to Scotiabank and its counsel; Scotiabank and its counsel shall have received all information, approvals, opinions, documents or instruments as Scotiabank or its counsel may reasonably request;

      (e) no Event of Default (nor any event which with the passage of time or the giving of notice, or both, would become an Event of Default) shall have then occurred and be continuing, and none of the Guarantors, the Consignee nor any of their respective subsidiaries shall be in material violation of any law or governmental regulation or court order or decree the violation of which could have a Material Adverse Effect; and

      (f) Scotiabank shall have received a Consignment Request for such Consignment.

Each of the delivery of a Consignment Request and the acceptance by the Consignee of any Gold to be held by it under consignment shall constitute a representation and warranty by the Consignee to Scotiabank that on the date of such consignment or extension of term (both immediately before and after giving effect thereto) the statements made in clauses (a), (b), (c), (d) and (e) of this paragraph 19 are true and correct.

The Consignee agrees that if prior to the time of the making of a requested Consignment, any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify Scotiabank. Except to the extent, if any, that prior to the time of the making of a requested consignment Scotiabank shall receive written notice to the contrary from the Consignee, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of the making of such Consignment as if then made.

20. Authorized Representatives. The Consignee will, from time to time, notify Scotiabank in writing of the names of two or more persons who are to be its authorized representatives for the purposes hereof. Scotiabank will, from time to time, notify the Consignee in writing of the names of two or more persons who are to be its authorized officers for the purposes hereof. The Consignee and Scotiabank shall provide to each other specimen signatures of such persons.

21. Representations of the Consignee. The Consignee hereby represents and warrants to Scotiabank that: (a) it has full corporate power and authority to purchase Gold from Scotiabank and to receive and hold Gold for Scotiabank on the terms and conditions contained herein; (b) it has obtained all necessary governmental and other approvals, if any, to receive and hold and purchase Gold; (c) this Agreement has been duly authorized by all necessary corporate action; (d) the execution, delivery and performance of this Agreement by the Consignee will not result in the breach of its Organic Documents or a violation of or default under any contract or agreement to which the Consignee or its properties is bound; and (e) when executed and delivered by the Consignee, this Agreement will constitute the legal, valid and binding obligation of the Consignee, enforceable in accordance with the terms hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief and other equitable remedies.

22. Representations of Scotiabank. Scotiabank hereby represents and warrants to the Consignee that it shall have title free and clear of any encumbrance to all Gold to be delivered to the Consignee under this Agreement, and that it has full power and authority to deliver and sell Gold to the Consignee on the terms and conditions contained herein.

23. Covenants of the Consignee.

      (a) The Consignee shall maintain at its principal place of business records reasonably satisfactory to Scotiabank with respect to the Gold delivered by Scotiabank hereunder, and shall permit an authorized officer of Scotiabank, or a representative not necessarily in Scotiabank's employ, at the Consignee's expense (up to $45,000 per year), to examine such records at any reasonable time during normal business hours, at reasonable intervals and without prior notice.

      (b) The Consignee shall pay all taxes, customs duties, assessments and charges lawfully levied, assessed or imposed in respect of the Gold held by the Consignee for Scotiabank hereunder or upon the sale of such Gold by Scotiabank to the Consignee, except any tax in respect of the income of Scotiabank.

            All payments by the Consignee shall be made without set-off or counterclaim and free and clear of any taxes (including any value added tax), levies, duties, charges, fees or deductions for withholdings whatsoever.

            If, as a result of any requirement, it should be necessary for the Consignee to deduct or withhold any amount from any payment hereunder, then the Consignee shall make an additional payment so that the amount received by Scotiabank after such deduction or withholding equals the amount that would have been received by Scotiabank if there had been no such deduction or withholding requirement.

            Evidence satisfactory to Scotiabank of the payment of any tax, etc. referred to in this paragraph will, upon the request of Scotiabank made from time to time, be provided by the Consignee to Scotiabank.

      (c) The Consignee shall duly observe and conform in all material respects to all valid requirements of any Governmental Authority relative to the holding of Gold by the Consignee for Scotiabank hereunder.

      (d) The Consignee shall at all times cause all Gold held on consignment hereunder and not sold to a customer of the Consignee to be located only (i) at the Plants or the Approved Inventory Locations, (ii) in transit between the Plants or the Approved Inventory Locations,
            (iii) with its salesmen, college book stores or jewelry stores as samples, and/or (iv) in transit to Scotiabank; provided, however, that no sale to any customer of the Consignee shall be made unless the Consignee shall have first either purchased or returned a like amount of Gold to Scotiabank pursuant to the terms of this Agreement. The Consignee further agrees that except for Gold (under and as defined in this Agreement), no other Gold that is not owned by the Consignor will be kept in a Plant or an Approved Inventory Location. In any event, if any Gold (other than Gold (under and as defined in this Agreement), Processed Gold owned by the Consignee and Processed Gold to be returned to the owner thereof) shall at any time be located at a Plant or an Approved Inventory Location, the Consignee agrees that such Gold shall be transferred (by book entry or otherwise) as soon as practicable (and in any event no later than the next Business Day) to another facility of the Consignee's. The Consignee shall also be permitted to accept returns from its customers containing Gold for repair, replacement, restyling etc. without being in violation of this Agreement.

      (e) The Consignee shall use the Gold held on consignment pursuant to the terms of this Agreement only in connection with the completion of customer orders in the ordinary course of business at the Plants or the Approved Inventory Locations.

      (f) The Consignee shall at all times cause, or deliver to Scotiabank all information reasonably necessary to permit Scotiabank to file, Uniform Commercial Code financing statements naming Commemorative Brands, Inc., as the consignor and The Bank of Nova Scotia as the assignee of the consignor and as consignees the various operators of the Approved Inventory Locations (but limited to Richards and West, AuraFin, and Traditional Heritage and those that are refiners) or other similar instruments or documents, to be on file pursuant to the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of Scotiabank, desirable to perfect the interest of Scotiabank pursuant to the terms of this Agreement. Scotiabank will provide to the Consignee a list of financing statements filed pursuant to this clause (f) upon written request by the Consignee,

      (g) The Consignee shall not permit to be located at any of (i) the OK Casting Approved Inventory Location, (ii) the Dunhams Approved Inventory Location or (iii) any other Approved Inventory Location with respect to which Uniform Commercial Code financing statements of the type referred to in clause (f) above have not been filed with respect to the Collateral, Gold with a Dollar Value in excess of $100,000 at any one Approved Inventory Location or $500,000 at all such Approved Inventory Locations.

      Notwithstanding anything to the contrary contained in clause (f) or (g) above, the Company will not permit Gold with a Dollar Value in excess of $750,000 (which amount shall be in addition to any amount set forth in clause
(g) above) to be located at the address for Stern

Leach set forth on Exhibit A unless Scotiabank or the Consignee has filed a Uniform Commercial Code financing statement of the type referred to in clause
(f) above.

24. Notices. Any notice in writing may be given by being delivered by hand or by being sent by authenticated telex, facsimile transmission [or electronic mail ("delivery" or "read" receipt requested)] in the case of the Consignee to:

         Commemorative Brands, Inc.
         7211 Circle S Road
         Austin, TX 78745

                  Attention: Sherice P. Bench, Chief Financial Officer Facsimile No.: (512) 443-5213
                  [Email: Sherice.bench@cbi-rings.com]

         with a copy to:

         Ropes & Gray LLP
         One International Place
         Boston, Massachusetts 02110

                  Attention: C. Todd Boes
                  Facsimile No.: (617) 951-7050
                  [Email: tboes@ropesgray.com]

         and in the case of Scotiabank to:

         The Bank of Nova Scotia
         Wholesale Banking Operations
         44 King St. West
         Toronto, Ontario, Canada M5H 1H1

                  Attention: Head of Metal Operations, Toronto
                  Facsimile: (416) 866-6843
                  Email:

         with a copy to :

         Mayer, Brown, Rowe & Maw LLP
         190 South LaSalle Street
         Chicago, Illinois 60603

                  Attention: J. Thomas Mullen, Esq.
                  Facsimile No.: (312) 701-7711
                  [Email: tmullen@mayerbrownrowe.com]

or to such other address, telex or facsimile number [or electronic mail address] as may hereafter be notified in writing by the Consignee or Scotiabank, respectively and any such notice, if given by hand, authenticated telex or facsimile transmission [or electronic mail (return receipt requested)] will be deemed to have been given when delivered or sent.

      If the Consignee or any of its agents or employees makes an oral request or gives an oral notice hereunder to Scotiabank, whether to an agent or an employee of Scotiabank then, until it has received notice in writing by the Consignee, Scotiabank shall be entitled to rely on its dealings with the Consignee upon those oral instructions whether by telephone or otherwise. In so relying, neither Scotiabank nor any agent or employee shall incur any liability to the Consignee in acting upon such oral instructions, contemplated hereby and which Scotiabank believes in good faith to have been given by a person authorized by the Consignee to effect any applicable transaction. In the event there is a discrepancy between the oral instructions and any written confirmation in respect thereof, or in the absence of receiving confirmation, the oral instructions as understood by Scotiabank will be deemed to be the controlling instructions.

25. Deliveries by Consignee. All deliveries of Gold to be made hereunder by the Consignee to Scotiabank will be free of all Liens, and made in accordance with the directions of Scotiabank or, in the absence of such directions, in a commercially acceptable manner to Scotiabank at the address of Scotiabank specified in paragraph 24. The Consignee shall bear the cost of such delivery and shall bear the risk of loss of or damage to such Gold until delivery is made by it to Scotiabank.

26. Indemnity Provisions. If the introduction of or any change in or in the interpretation of, or any change in its application to the Consignee of, any law or any regulation or guideline issued by any central bank or other Governmental Authority (whether or not having the force of law), including any reserve or special deposit requirement or any tax (other than tax on Scotiabank's general income), or any capital requirement, has due to Scotiabank's compliance the effect, directly or indirectly, of (i) increasing the cost to Scotiabank of performing its obligations hereunder; (ii) reducing any amount received or receivable by Scotiabank hereunder or its effective return hereunder or on its capital; or (iii) causing Scotiabank to make any payment or to forgo any return based on any amount received or receivable by Scotiabank hereunder, then upon demand from time to time the Consignee shall pay such amount as shall compensate Scotiabank for any such cost, reduction, payment or forgone return. The Consignee shall further indemnify Scotiabank for all costs, losses and expenses incurred by Scotiabank in connection with (i) the early termination of any Consignment term, (ii) the failure of the Consignee for any reason to return the required amount of Gold back to Scotiabank on the dates required pursuant to the terms of this Agreement, except to the extent the Consignee has purchased such Gold from Scotiabank in accordance with the terms hereof or (iii) the return of any Gold to Scotiabank on other than the last day of the Consignment term applicable to such Gold; and agrees that Scotiabank shall have no liability to the Consignee for any reason in respect of this facility other than on account of Scotiabank's gross negligence or willful misconduct. Any certificate of Scotiabank in respect of the foregoing will be conclusive and binding upon the Consignee, except for manifest error, provided that Scotiabank shall determine the amounts owing to it in good faith using any reasonable averaging and attribution methods.

27. Assignment. The Consignee may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Scotiabank. Scotiabank may at any time assign or transfer all or any of its rights and/or obligations hereunder, provided such assignment or transfer is to its successors in title or to a wholly-owned subsidiary or a branch or office of Scotiabank and each such assignee is entitled to rely on the provisions contained in paragraph 25.

28. LAWS. THIS AGREEMENT WILL BE INTERPRETED AND GOVERNED IN ALL RESPECT BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

29. Amendments. This Agreement constitutes the entire Agreement between the Consignee and Scotiabank in respect of the subject matter hereof and may only be amended by a document signed by the Consignee and Scotiabank.

30. Judgment Currency. If any payment of a currency required hereunder is required to be made in a currency of payment which is different from the currency of exchange in the jurisdiction in which it is to be received, the obligation of the payor to make payments in the currency of payment will not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed or converted into the applicable currency of exchange of the jurisdiction of the payment except to the extent such tender or recovery shall result in the effective receipt (upon legal conversion from the applicable currency of exchange to the required currency of payment at the spot buying rate of Scotiabank of the currency of payment in the applicable currency of exchange quoted by Scotiabank at the time of conversion and receipt of the funds) by the payee of the full amount of such currency of payment as at the date when such payment was due with interest to the date of such payment or, if greater, on the date when payment is made. The obligation of the payor shall be enforceable as an additional or alternative cause of action for the purpose of recovery in the currency of exchange of the jurisdiction of the payment of the amount (if any) by which such effective receipt shall fall short of the full amount of such currency of payment and such right shall not be affected or merged into any judgment obtained in the applicable currency of exchange.

31. Force Majeure. If Scotiabank is prevented from or hindered in making delivery of Gold or the making of delivery is delayed by reason of force majeure (which shall be deemed for this purpose to include war, civil commotion, act of terrorism, hijacking, strike, walkout, industrial dispute, fire, explosion, storm, tempest, flood, act or omission of any Governmental Authority or of a person or body for the time being exercising the power and authority of such body (whether in Canada, New York, Texas or elsewhere) or any further cause not within the direct control of Scotiabank) Scotiabank shall be under no liability whatsoever in respect thereof and the time for delivery by Scotiabank shall be extended for a period equal to that during which delivery is so prevented, hindered or delayed; however, notwithstanding the foregoing, Scotiabank may, if it so chooses, by notice in writing given to the Consignee, advise that it will not make the delivery affected by the force majeure.

      Scotiabank shall not be liable for any loss arising on or in connection with any lack of delivery of Gold to the Consignee hereunder as a result of moratorium, currency restrictions or changes thereof and the Consignee shall indemnify Scotiabank against any loss suffered as a result thereof.

32. Determination. Scotiabank shall have the right to determine at any time, and in its discretion (exercised in good faith as defined in Section 1-201 of the UCC), as to whether any event, circumstance, or thing envisaged in this Agreement is or would be "material" or "adverse", as such terms are used herein.

33. Expenses. The Consignee agrees to pay on demand all out-of-pocket expenses of Scotiabank (including reasonable attorneys' fees), in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Consignment Documents, including any amendments, waivers, consents, supplements or other modifications to this Agreement and the other Consignment Documents as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, (ii) the preparation and review of the form of any document or instrument relevant to this Agreement and the other Consignment Documents, (iii) the filing, recording, refiling or rerecording of any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof, (iv) the exercise by Scotiabank of its examination rights as set forth in and subject to paragraph 23(a) and (v) the administration and monitoring of this Agreement and the other Consignment Documents, and compliance of the parties hereto with respect to the terms hereof.

34. Survival. The obligations of the Consignee under paragraphs 25, 26, 29 and 33 shall survive any termination of this Agreement, the payment in full of all Obligations and the return to the Scotiabank of all Gold. The representations and warranties made by the Consignee in this Agreement and in each other Consignment Document shall survive the execution and delivery of this Agreement and each such other Consignment Document.

35. Severability. Any provision of this Agreement or any other Consignment Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such other Consignment Document or affecting the validity or enforceability of such provision in any other jurisdiction.

36. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Consignee and Scotiabank (or notice thereof satisfactory to Scotiabank) shall have been received by Scotiabank and notice thereof shall have been given by Scotiabank to the Consignee.

37. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CONSIGNMENT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SCOTIABANK OR THE CONSIGNEE SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE CITY AND STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SCOTIABANK'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR

OTHER PROPERTY MAY BE FOUND. THE CONSIGNEE HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS, FOR ITSELF AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, ITS PROPERTY, TO THE JURISDICTION OF THE COURTS OF THE CITY AND STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE CONSIGNEE FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE CONSIGNEE HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE CONSIGNEE HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE CONSIGNEE HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER CONSIGNMENT DOCUMENTS.

38. Waiver of Jury Trial. SCOTIABANK AND THE CONSIGNEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR BASED, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CONSIGNMENT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SCOTIABANK OR THE CONSIGNEE. THE CONSIGNEE ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER CONSIGNMENT DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR SCOTIABANK ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER CONSIGNMENT DOCUMENT.

      If the foregoing terms and conditions are satisfactory, please so indicate by executing on the enclosed copy of this Agreement the form of acceptance and returning it to us on or before March 25, 2004, failing which this offer will expire.

                                Yours truly,

                                THE BANK OF NOVA SCOTIA

                                By: _______________________
                                Its: Authorized Officer

                                By: _______________________
                                Its: Authorized Officer

ACCEPTED:

Dated: March 25, 2004

COMMEMORATIVE BRANDS, INC.

By: ____________________________
    Name:
    Title:

                                                           Consignment Agreement

                                    EXHIBIT A

                     Plants and Approved Inventory Locations

                                     Plants

Owned Property:

1.    7211 Circle S Road, Austin, TX 78745

Leased Property:

2.    7101 Intermodal Drive, Louisville, KY

3.    6406 Burleson Road, Suite 120, Austin, TX

4.    4605 Osborne, El Paso, TX

                          Approved Inventory Locations

5. Richards and West, Inc.,1255 University Avenue, Rochester, NY 14607-1643; Contract Manufacturer

6.    Stern Leach, Inc., 49 Pearl Street, Attleboro, MA 02703; Refiner

7.    Pease and Curren, Inc., 75 Pennsylvania Avenue, Worwick, RI 02888; Refiner

8.    Heraeus, PMM, Inc. 65 Euclid Avenue, Newark, NJ 07105; Refiner

9. Metalor USA Refining Corporation, 225 John Dietsch Boulevard, North Attleboro, MA 02761-0255; Refiner

10.   OK Casting, 3520 Charleston Road, Norman, OK 73069; Contract Manufacturer

11. Aurafin Corporation, 770 International Parkway, Sunrise, FL 33325; Contract Manufacturer

12. Dunhams Jewelry Mfg., 7365 Remeon, Suite 8204, El Paso, TX 79912; Contract Manufacturer

13. MeTech International, Inc., 120 Mapleville Main Street, Mapleville, RI 02839; Refiner

14.   AMC Company, 2412 Greenlawn Parkway, Austin, TX 78757; Refiner

15. Angelo, Inc., 8255 Firestone Blvd., Suite 500, Downey, CA 90241; Contract Manufacturer

16. Empressa Plat-Mex, S.A., Rosas Morena #68, Col. San Rafael, C.P. 06470, Mexico D.F. Mexico; Contract Manufacturer

17.   Carriage Casting, 5935 Cromo Dr., El Paso, TX 79903; Contract Manufacturer

18. Henry Marnolejo Jewelry Shop, 4667 Montana Ave., El Paso, TX 79903; Contract Manufacturer

19. CBC Jewelry Shop, 5024 Donipahn Drive, Suite 4, El Paso, TX 79932; Contract Manufacturer

20.   American Bullion Inc., 125 Selandia Lane, Carson, CA 90746; Fabricator

21.   Technic Inc., 1 Spectacle Street, Cranston, RI 02940; Fabricator

                                    EXHIBIT B
                           Form of Consignment Request

 The Bank of Nova Scotia,
 as Consignor
 One Liberty Plaza
 New York, New York  10006
 Attention: Director of Operations

      Re: Commemorative Brands, Inc.

Gentlemen and Ladies:

      This Consignment Request is delivered to you pursuant to paragraph 19(f) of the First Amended and Restated Letter Agreement for Fee Consignment and Purchase of Gold dated as of March 25, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), between Commemorative Brands, Inc., a Delaware corporation (the "Consignee") and The Bank of Nova Scotia ("Scotiabank"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in (or by reference in) the Agreement.

      The Consignee hereby requests that Scotiabank make a consignment of _________ troy ounces of Gold to the Consignee on __________ __, 200_ for a Consignment term of ______ month(s) to be delivered to the [Plant][Approved Inventory Location] located at ________________________________________________.
The proposed Value Date is __________, 200__.

      The Consignee hereby certifies and warrants that both before and after giving effect to the consignments requested hereby, all statements set forth in clauses (a), (b), (c), (d) and (e) of paragraph 19 of the Agreement are true and correct in all material respects, and all conditions to consignment in clauses
(a), (b), (c), (d) and (e) of such paragraph have been satisfied.

      The Consignee agrees that if prior to the time of the making of the consignment requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify Scotiabank. Except to the extent, if any, that prior to the time of the making of the consignment requested hereby Scotiabank shall receive written notice to the contrary from the Consignee, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of the making of such consignment as if then made.

      The Consignee has caused this Consignment Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this _____ day of __________, 200___

                                        COMMEMORATIVE BRANDS, INC.

                                        By ______________________________
                                        Title: __________________________

                                    EXHIBIT C
                                    GUARANTY

      THIS GUARANTY dated as of March 25, 2004 is executed in favor of The Bank of Nova Scotia ("Scotiabank").

                              W I T N E S S E T H:

      WHEREAS, Commemorative Brands, Inc. (the "Company") has entered into the First Amended and Restated Letter Agreement for Fee Consignment and Purchase of Gold dated as of even date herewith (as amended or otherwise modified from time to time, the "Consignment Agreement"; capitalized terms used herein but not otherwise defined have the respective meanings set forth in the Consignment Agreement) with Scotiabank pursuant to which Scotiabank has agreed on an uncommitted basis to deliver Gold to the Company on consignment subject to the terms and conditions set forth therein.

      WHEREAS, the operations of the undersigned are integrated with those of the Company to such an extent that the financial strength and flexibility of the Company have a direct impact on the undersigned; and

      WHEREAS, each of the undersigned will benefit from the consignment of Gold to the Company pursuant to the Consignment Agreement and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby unconditionally, as primary obligor and not merely as surety, jointly and severally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of the Company to Scotiabank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Consignment Agreement, any other Consignment Document or any document or instrument executed in connection therewith, in each case as the same may be amended, modified, extended or renewed from time to time, and all costs and expenses paid or incurred by Scotiabank in enforcing this Guaranty against the undersigned (all such obligations, costs and expenses being herein collectively called the "Liabilities"); provided that the liability of any of the undersigned hereunder shall be limited to the maximum amount of the Liabilities which such undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law.

      Each of the undersigned agrees that, in the event of the dissolution or insolvency of the Company or such undersigned, or the inability or failure of the Company or such undersigned to pay debts as they become due, or an assignment by the Company or such undersigned for the benefit of creditors, or the occurrence of any other Event of Default (as defined in the Consignment Agreement) under paragraph 17(d) or 17(e) of the Consignment Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to Scotiabank forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

      This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect
(notwithstanding, without limitation, the dissolution of any of the undersigned or that at any time or from time to time no Liabilities are outstanding) until the Consignment Agreement has terminated and all Liabilities have been paid in full.

      The undersigned further agrees that if at any time all or any part of any payment theretofore applied by Scotiabank to any of the Liabilities is or must be rescinded or returned by Scotiabank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or any of the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Scotiabank, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by Scotiabank had not been made.

      Scotiabank may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (b) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (c) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (d) resort to the undersigned for payment of any of the Liabilities when due, whether or not Scotiabank shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

      Notwithstanding any payment made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of Scotiabank until such time as this Guaranty shall have been discontinued and Scotiabank shall have received payment of the full amount of all liabilities of the undersigned hereunder.

      Each of the undersigned hereby expressly waives, to the maximum extent permitted by applicable law: (a) notice of the acceptance by Scotiabank of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

      The creation or existence from time to time of additional Liabilities to Scotiabank is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of Scotiabank or the obligations of any of the undersigned under this Guaranty.

      No delay on the part of Scotiabank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Scotiabank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon Scotiabank except as expressly set forth in a writing duly signed and delivered on behalf of Scotiabank. No action of Scotiabank permitted hereunder shall in any way affect or impair the rights of Scotiabank or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Company to Scotiabank arising under or in connection with the Consignment Agreement or any other Consignment Document, notwithstanding any right or power of the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of any of the undersigned hereunder.

      This Guaranty shall be binding upon the undersigned and the respective successors and assigns of the undersigned; and to the extent that the Company or any of the undersigned is either a partnership or a corporation, all references herein to the Company and to such undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation.

      This Guaranty shall be construed in accordance with and governed by the internal laws of the State of New York. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

      This Guaranty may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty.

      ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER CONSIGNMENT DOCUMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SCOTIABANK'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE UNDERSIGNED FURTHER

IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH ON SCHEDULE I (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO SCOTIABANK AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY OF THE UNDERSIGNED HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH UNDERSIGNED HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER CONSIGNMENT DOCUMENTS.

      EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) SCOTIABANK, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, ANY OTHER CONSIGNMENT DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

                                        AMERICAN ACHIEVEMENT CORPORATION

                                        By:____________________________________
                                        Name: _________________________________
                                        Title:_________________________________

                                        AAC HOLDING CORP.

                                        By:____________________________________
                                        Name: _________________________________
                                        Title:_________________________________

                                        AAC ACQUISITION CORP.

                                        By:____________________________________
                                        Name: _________________________________
                                        Title:_________________________________

                                        EDUCATIONAL COMMUNICATIONS, INC.

                                        By:____________________________________
                                        Name: _________________________________
                                        Title:_________________________________

                                        TAYLOR SENIOR HOLDING CORP.

                                        By:____________________________________
                                        Name: _________________________________
                                        Title:_________________________________

                                                                        Guaranty

                                        TP HOLDING CORP.

                                        By:____________________________________
                                        Name: _________________________________
                                        Title:_________________________________

                                        TAYLOR PUBLISHING COMPANY

                                        By:____________________________________
                                        Name: _________________________________
                                        Title:_________________________________

                                        TAYLOR PUBLISHING MANUFACTURING, L.P.

                                        By:____________________________________
                                        Name: _________________________________
                                        Title:_________________________________

                                        TAYLOR MANUFACTURING HOLDINGS, LLC

                                        By:____________________________________
                                        Name: _________________________________
                                        Title:_________________________________

                                        CBI NORTH AMERICA, INC.

                                        By:____________________________________
                                        Name: _________________________________
                                        Title:_________________________________

                                                                        Guaranty

                                   SCHEDULE I
                           ADDRESSES OF THE GUARANTORS

                                    EXHIBIT D
                       Form of Borrowing Base Certificate

The Bank of Nova Scotia
One Liberty Plaza
New York, New York 10006

      Re: First Amended and Restated Letter Agreement for Fee Consignment and
          Purchase of Gold dated as of March 25, 2004 (as amended or otherwise modified from time to time, the "Gold Consignment Agreement") between Commemorative Brands, Inc. and The Bank of Nova Scotia

Ladies/Gentlemen:

      Terms to which meanings are ascribed in the Gold Consignment Agreement are used in this Borrowing Base Certificate with such meanings.

      The Company hereby certifies that the Dollar Value of Gold held on consignment under the Gold Consignment Agreement on _______________ did not exceed the Borrowing Base. The related computations are set forth in Schedule 1 hereto.

      IN WITNESS WHEREOF, the Company has caused this Borrowing Base Certificate to be executed and delivered by its chief financial officer on the ____ day of _______________, _______.

                                        COMMEMORATIVE BRANDS, INC.

                                        By:____________________________________
                                        Name: _________________________________
                                        Title:_________________________________

                                   SCHEDULE I
                                       TO
                           BORROWING BASE CERTIFICATE

10. GOLD AT THE COMPANY'S PLANTS

1A. Dollar Value of Gold located at the Company's Plants                           $_______

1B. Percentage of the Dollar Value of Gold located at the Company's Plants
    included in Borrowing Base                                                     90%

1C. Margined Dollar Value of Gold located at the Company's Plants
    (item 1A times item 1B)                                                                        $_______

11. GOLD AT APPROVED INVENTORY LOCATIONS

2A. Dollar Value of Gold located at Approved Inventory Locations                   $_______

2B. Percentage of the Dollar Value of Gold located at Approved Inventory
    Locations included in Borrowing Base                                           70%

2C. Margined Dollar Value of Gold located at Approved Inventory Locations
    (item 2A times item 2B)                                                                        $_______

12. GOLD WITH COMPANY'S SALESPERSONS

3A. Dollar Value of Gold located with the Company's salespersons, bookstores
    and jewelry stores as samples                                                  $_______

3B. Percentage of the Dollar Value of Gold located with the Company's salespersons, bookstores and jewelry stores as samples included in
    Borrowing Base                                                                 40%

3C. Margined Dollar Value of Gold located with the Company's salespersons, bookstores and jewelry stores as samples (the lesser of: (i) item 3A
    times item 3B or (ii) $1,000,000)                                                              $_______

13. GOLD AT APPROVED REFINERS

4A. Dollar Value of Gold located at approved refiners                              $_______

4B. Percentage of the Dollar Value of Gold located at approved refiners
    included in Borrowing Base                                                     70%

4C. Margined Dollar Value of Gold located at approved refiners (item 4A times
    item 4B)                                                                                       $_______

14.      GOLD IN STERN LEACH POOLED ACCOUNT

5A.      Dollar Value of Gold located in pooled account with Stern Leach(1)        $_______

5B.      Percentage of the Dollar Value of Gold located in pooled account with
         Stern Leach included in Borrowing Base                                    90%

5C.      Margined Dollar Value of Gold located in pooled account with Stern Leach
         (item 5A times item 5C)                                                                   $_______

15.      BORROWING BASE
         (item 1C + item 2C + item 3C + item 4C + item 5C)                                         $_______

16.      DOLLAR VALUE OF GOLD ON CONSIGNMENT                                                       $_______

17.      ACCOUNTS SUBJECT TO SECURITY INTEREST

8A.      Aggregate amount owing by the Company to Scotiabank for Gold purchased
         from Scotiabank                                                           $_______        $_______

8B.      Accounts receivable of Account Debtors to the Company with respect to
         Gold purchased from Scotiabank                                            $_______

8C.      Accounts receivable subject to lien of Scotiabank (lesser of item 8A and
         item 8B)                                                                                  $_______

--------
(1) Not to exceed $750,000 at any time